Exhibit 10.7

                               CORPORATE GUARANTY

WHERAS, Pyramid Music Corp. (the "Guarantor") hereby agrees to guarantee the payment obligations under the Amended and Restated Note, by and between Allen Jacobi and Pyramid Records, Corp. ("JACOBI") and Ned Siegel and Neil Strum (collectively the "Holders"); and

WHEREAS, JACOBI is obligated to pay the Holders principal and interest on an Amended and Restated Note as delineated on Exhibit A hereto (the "Note"); and

WHEREAS, JACOBI caused an assignment and assumption of a Distribution Agreement dated May 1, 2003 by and between JACOBI and Ark 21 Records, Inc. (the "Distribution Agreement") to the Guarantor; and

WHEREAS, the Guarantor and JACOBI executed an Assignment and Assumption Agreement respecting the Distribution Agreement (the "Assignment") pursuant to which terms the Guarantor has agreed to guaranty the payment obligations of the Note;

NOW, THERFORE, FOR VALUE RECEIVED, receipt of which is hereby acknowledged, the undersigned Guarantor, hereby absolutely and unconditionally guarantees to the Holders the payment obligations under the Note.

The obligation of Guarantor under this Guaranty shall be a direct and primary obligation, and the Holder shall not be required to exhaust any of the Holder's rights or remedies against the Guarantor prior to making any demand on or invoking any of the promises rights and remedies against a Guarantor. In furtherance of the foregoing, Holder may proceed, at one time or successively and without notice to any Guarantor, against any Guarantor, or against any one or more of them. In any action brought by Holder against a Guarantor under this Guaranty, no Guarantor shall be entitled to, and shall not, plead as a defense that Holder is not legally or equitably insolvent or is dissolved or liquidated, and each Guarantor covenants and agrees to pay to the Holder all costs and expenses (including attorney's fees) incurred by Holder in any such action.

This Guaranty and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Florida.

This Guaranty shall bind each Guarantor below and each Guarantor's respective successors and assigns, and shall inure to the benefit of Holder and Holder's executors, administrators, personal and legal representatives, estate and legatees.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor(s) on the 5th day of March, 2004.

                                          Pyramid Music Corp.


                                          By:
                                             ---------------------
                                          David Levy, President

Attest:

By:
   ----------------------

                                   EXHIBIT A
                           Amended and Restated Note

                      AMENDED AND RESTATED PROMISSORY NOTE

$350,000                                        March 5, 2004

FOR VALUE RECEIVED, Allen Jacobi and Pyramid Records Corp., a Florida corporation, 11077 Biscayne Blvd., Suite 200, Miami, FL 33161 (the "Company") hereby promises to pay to the order of Ned Siegel, 5000 T Rex Ave, Suite 150, Boca Raton, FL 33431 and Neil Strum, 3849 Rambla Pacifico, Malibu, CA 90265 (collectively, the "Holder"), the principal sum of Three Hundred and Fifty Thousand and 00/100 Dollars ($350,000.00) upon the following terms:

1. AMENDMENT AND RESTATEMENT. The parties agree that this Note shall amend, restate and replace the Notes delineated on Schedule I hereto

2. INTEREST. The unpaid principal balance shall bear interest at a rate of 8% per annum.

3. MANNER OF PAYMENT. The Company agrees to pay the principal and interest hereunder in 48 equal monthly payments of Eight Thousand Five Hundred and Forty Five and 00/100 Dollars ($8,545.00) on the tenth day of each month commencing with March 10, 2004 (each payment hereunder being a "Due Date"). The Company will allocate the payments hereunder with each Holder receiving 50% of any sums paid hereunder unless and until otherwise directed in writing by both Holders from time to time.

4. PREPAYMENT. This Note may be prepaid in full or part at any time without penalty to the Company. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

5. LATE FEES. In the event payment is not made within 10 days of the Due Date, the Company shall pay a late fee equal to $1,000.

6. EVENTS OF DEFAULT. The entire principal balance due under this Note may be accelerated and become due and payable immediately, at the Holder's option, upon the occurrence of any Event of Default, which is defined as any of the following:

      (a) Failure to pay when due any payment of principal, and such failure continues for 20 days; or

      (b) Pyramid Music Corp. fails to make the principal payments required under its Guaranty of even date herewith.

7. REMEDIES. Notwithstanding anything to the contrary herein, any Event of Default shall allow the Holder to do the following:

      (a) accelerate the maturity of this Note and demand immediate payment of all outstanding principal; or

      (b)   exercise any and all rights available to it under applicable law.

8. SECURITY. All interest and principal payments due under this Note or to become due are secured by those assets described in the Security Agreements and any and all UCC filings pertaining thereto between the parties hereto ( the "Security"). The parties hereto re-affirm and restate the aforesaid Security Agreement.

9. WAIVER. Except as set forth herein, the Company hereby (i) waives presentment, demand, notice, protest, notice of protest and notice of non-payment and any other notice required to be given under the law in connection with the delivery, acceptance, performance, default or enforcement of this Note or any of any document or instrument evidencing any security for payment of this Note; (ii) consents to any and all delays, extensions, renewals or other modifications of the Note or waivers of any term hereof or release or discharge by the Holder of the Company or release, substitution or exchange of any security or guarantee for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from the Company) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of the Company or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note or under any document or instrument evidencing any security or guarantee for payment of this Note; and (iii) agrees to pay in the Event of Default hereunder, on demand, all costs and expenses of collection of this Note and/or the enforcement of the Holder's right with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment or guarantee of payment hereof, including reasonable attorneys' fees plus costs, all such amounts payable as obligations of the Company.

10. PARTIES IN INTEREST. All of the terms and provisions of this Note shall be binding upon, inure to the benefit of and be enforceable by each of the parties hereto, and their respective successors, heirs, personal representatives, and permitted assigns. This Note may not be transferred or assigned by the Holder except with the written consent of the Company, which will not be unreasonably withheld, or by operation of law, and any person accepting such transfer or assignment shall take this Note subject to the terms of this Note. All Notices and payments hereunder shall be forwarded to the addresses set forth in the Preamble of this Note.

11. SEVERABILITY. If any part of this Note is adjudged illegal, invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note that can be given effect without such provision.

12. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to conflicts of laws principles.

13. AMENDMENTS. This Note may not be varied, amended or modified except in writing signed by the Company and the Holder.


      IN WITNESS WHEREOF, this Note has been executed by the Company as of the date and year first above written.


ATTEST:                                   Pyramid Records, Corp.


-------------------------------           ------------------------------
            , Secretary                   Allen Jacobi, President


Personal Guaranty

The undersigned individual hereby absolutely and unconditionally guarantees to the Holder the performance by the Company of each and every covenant, agreement and obligation of the Company under this Note including, without limitation, the payment to the Holder (or, if applicable, successors or assignees) of all sums due under the Note at the time such sums shall be due and payable.

The obligation of Guarantor under this Guaranty shall be a direct and primary obligation, and the Holder shall not be required to exhaust any of its rights or remedies against the Company or any Guarantor prior to making any demand on or invoking any of the Holder's rights and remedies against the Guarantor. In any action brought by Holder against the Guarantor under this Guaranty, the Guarantor shall not be entitled to, and shall not, plead as a defense that Holder is legally or equitably insolvent or is dissolved or liquidated, and the Guarantor covenants and agrees to pay to the Holder all costs and expenses (including attorney's fees) incurred by Holder in any such action.

The Guarantor hereby (i) waives presentment, demand, notice, protest, notice of protest and notice of non-payment and any other notice required to be given under the law in connection with the delivery, acceptance, performance, default or enforcement of the Note or any of any document or instrument evidencing any security for payment of this Note; (ii) consents to any and all delays, extensions, renewals or other modifications of the Note or waivers of any term hereof or release or discharge by the Holder of the Company or release, substitution or exchange of any security or guarantee for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from the Company) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of the Company or the Guarantor or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note or under any document or instrument evidencing any security or guarantee for payment of this Note; and (iii) agrees to pay in the event of a default hereunder, on demand, all costs and expenses of collection of this Note and/or the enforcement of the Holder's right with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment or guarantee of payment hereof, including reasonable attorneys' fees plus costs, all such amounts payable as obligations of the Company.

This Guaranty and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Florida.

This Guaranty shall bind the Guarantor below and the Guarantor's heirs, legatees, representatives, successors and assigns, and shall inure to the benefit of Holder, its successors and its assigns.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor on the 5th day of March, 2004.

                                         Guarantor:

                                         -----------------------
                                         Allen Jacobi

                                   Schedule I
                         List of Notes Being Guaranteed


1. Promissory Note with Ned Siegel dated August 31, 2001 in the principal amount of $2,500.00

2. Promissory Note with Ned Siegel dated September 14, 2001 in the principal amount of $20,000.00

3. Promissory Note with Ned Siegel dated October 5, 2001 in the principal amount of $15,000.00

4. Promissory Note with Ned Siegel dated October 26, 2001 in the principal amount of $1,200.00

5. Promissory Note with Ned Siegel dated December 5, 2001 in the principal amount of $3,200.00

6. Promissory Note with Ned Siegel dated December 7, 2001 in the principal amount of $10,000.00

7. Promissory Note with Ned Siegel dated November 14, 2001 in the principal amount of $5,000.00

8. Promissory Note with Ned Siegel dated November 15, 2001 in the principal amount of $10,415.00

9. Amendment to Promissory Notes with Ned Siegel dated October 5, 2001 in regards to Promissory Notes dated January 14, 1998 in the amount of $100,000 and May 4, 1998 in the amount of $12,000

10. Promissory Note with Neil Strum dated January 14, 1998 in the principal amount of $50,000.00

11. Promissory Note with Neil Strum dated February , 1998 in the principal amount of $20,000.00

12. Promissory Note with Neil Strum dated March, 1998 in the principal amount of $5,500.00

13. Promissory Note with Neil Strum dated March 14, 1998 in the principal amount of $10,500.00

14. Promissory Note with Neil Strum dated May 4, 1998 in the principal amount of $12,000.00